Exhibit 99.1

Grayscale Investments® Announces Rebalancing of Multi-Asset Funds for First Quarter 2025

STAMFORD, Conn., April 04, 2025 (GLOBE NEWSWIRE) -- Grayscale Investments®, a leading crypto asset management firm, offering more than 30 crypto investment products, and manager of Grayscale® Digital Large Cap Fund (OTCQX: GDLC) (Digital Large Cap Fund), Grayscale® Decentralized Finance (DeFi) Fund (OTCQB: DEFG) (DeFi Fund), Grayscale® Smart Contract Fund (GSC Fund), and Grayscale® Decentralized AI Fund (AI Fund), today announced the updated Fund Component weightings for each product in connection with their respective first quarter 2025 reviews.

In accordance with the CoinDesk Large Cap Select Index methodology, Grayscale has adjusted GDLC’s portfolio by purchasing and selling the existing Fund Components in proportion to their respective weightings. At the end of the day on April 3, 2025, GDLC’s Fund Components were a basket of the following assets and weightings*:

•
Bitcoin (BTC), 79.59%
•
Ether (ETH), 10.54%
•
XRP (XRP), 5.86%
•
Solana (SOL), 2.88%
•
Cardano (ADA), 1.13%

In accordance with the CoinDesk DeFi Select Index methodology, Grayscale has adjusted DEFG’s portfolio by purchasing and selling the existing Fund Components in proportion to their respective weightings. At the end of the day on April 3, 2025, DEFG’s Fund Components were a basket of the following assets and weightings*:

•
Uniswap (UNI), 42.75%
•
Aave (AAVE), 27.44%
•
MakerDAO (MKR), 12.81%
•
Lido (LDO), 8.80%
•
Curve (CRV), 8.20%

In accordance with the CoinDesk Smart Contract Platform Select Capped Index methodology, Grayscale has adjusted GSC Fund’s portfolio by selling NEAR Protocol (NEAR) and existing Fund Components in proportion to their respective weightings, and using the cash proceeds to purchase existing Fund Components in proportion to their respective weightings. As a result of the rebalancing, NEAR was removed from GSC Fund. At the end of the day on April 3, 2025, GSC Fund’s Fund Components were a basket of the following assets and weightings*:

•
Ether (ETH), 30.92%
•
Solana (SOL), 29.05%
•
Cardano (ADA), 22.91%
•
Avalanche (AVAX), 7.45%
•
Sui (SUI), 7.04%
•
Polkadot (DOT), 2.63%

In accordance with AI Fund methodology, Grayscale has adjusted AI Fund’s portfolio by selling Livepeer (LPT) and existing Fund Components in proportion to their respective weightings, and using the cash proceeds to purchase existing Fund Components in proportion to their respective weightings. As a result of the rebalancing, LPT was removed from AI Fund. At the end of the day on April 3, 2025, AI Fund’s Fund Components were a basket of the following assets and weightings**:

•
NEAR Protocol (NEAR), 30.94%
•
Bittensor (TAO), 20.42%
•
Filecoin (FIL), 20.12%
•
Render (RENDER), 19.26%
•
The Graph (GRT), 9.26%

None of GDLC, DEFG, GSC, or AI Fund generate any income, and all regularly distribute Fund Components to pay for ongoing expenses. Therefore, the amount of Fund Components represented by shares of each fund gradually decreases over time.

For more information, please visit grayscale.com.

This press release is not an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal, nor shall there be any sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

*The compositions of GDLC, DEFG, and GSC Fund are evaluated on a quarterly basis to remove existing Fund Components or to include new Fund Components, in accordance with the index methodologies established by the Index Provider. Holdings and weightings of each Fund are subject to change. Investors cannot directly invest in an index.

**The composition of the AI Fund is evaluated on a quarterly basis to remove existing Fund Components or to include new Fund Components, in accordance with the fund methodology established by Grayscale as the Manager of the Fund. Holdings and weightings of the AI Fund are subject to change.

About Grayscale® Digital Large Cap Fund

Digital Large Cap Fund seeks to provide investors with exposure to large-cap coverage of the digital asset market through a market cap-weighted portfolio designed to track the CoinDesk Large Cap Select Index. Digital Large Cap Fund holds the largest and most liquid digital assets that meet certain trading and custody requirements and are classified in the CoinDesk Digital Asset Classification Standard (DACS); the weightings of each Fund Component change daily and are published around 4:00 p.m. NY-time. Additional information on the Index methodology can be found at: https://www.coindesk.com/indices/dlcs/.

Digital Large Cap Fund’s investment objective is for its Shares to reflect the value of Fund Components held by the Digital Large Cap Fund, less its expenses and other liabilities. To date, the Digital Large Cap Fund has not met its investment objective and the Shares quoted on OTCQX have not reflected the value of Fund Components held by the Digital Large Cap Fund, less the Digital Large Cap Fund's expenses and other liabilities, but instead have traded at both premiums and discounts to such value, with variations that have at times been substantial.

Grayscale Digital Large Cap Fund LLC ("GDLC") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents GDLC has filed with the SEC for more complete information about GDLC and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, GDLC or any authorized participant will arrange to send you the prospectus after filing if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, 290 Harbor Drive, Stamford, CT 06902.

About Grayscale® Decentralized Finance Fund

DeFi Fund seeks to provide investors with exposure to a selection of industry-leading decentralized finance platforms through a market cap-weighted portfolio designed to track the CoinDesk DeFi Select Index. DeFi Fund holds some of the largest and most liquid digital assets that meet certain trading and custody requirements and are classified in the DeFi sector defined by CoinDesk Digital Asset Classification Standard (DACS); the weightings of each Fund Component change daily and are published around 4:00 p.m. NY-time. Additional information on the CoinDesk DeFi Select Index methodology can be found at: https://www.coindesk.com/indices/dfx/.

DeFi Fund’s investment objective is for its Shares to reflect the value of Fund Components held by the DeFi Fund, less its expenses and other liabilities. To date, the DeFi Fund has not met its investment objective and the Shares quoted on OTCQB have not reflected the value of Fund Components held by the DeFi Fund, less the DeFi Fund's expenses and other liabilities, but instead have traded at both premiums and discounts to such value, with variations that have at times been substantial.

About Grayscale® Smart Contract Fund

GSC Fund seeks to provide investors with exposure to a selection of industry-leading Smart Contract Platforms through a market cap-weighted portfolio subject to a weightings cap, designed to track the CoinDesk Smart Contract Platform Select Capped Index. GSC Fund holds some of the largest and most liquid digital assets that meet certain trading and custody requirements, and are classified in the Smart Contract Platform sector defined by CoinDesk Digital Asset Classification Standard (DACS); the weightings of each Fund Component change daily and are published around 4:00 p.m. NY-time.

Grayscale intends to attempt to have shares of this product quoted on a secondary market. However, there is no guarantee this will be successful. Although the shares of certain products have been approved for trading on a secondary market, investors in this product should not assume that the shares will ever obtain such an approval due to a variety of factors, including questions regulators such as the SEC, FINRA or other regulatory bodies may have regarding the product. As a result, shareholders of this product should be prepared to bear the risk of investment in the shares indefinitely.

Smart contracts are a new technology and ongoing development may magnify initial problems, cause volatility on the networks that use smart contracts and reduce interest in them, which could have an adverse impact on the value of digital assets that deploy smart contracts.

Extreme volatility of trading prices that many digital assets have experienced in recent periods and may continue to experience, could have a material adverse effect on the value of the products and the shares could lose all or substantially all of their value.

Grayscale Investments Sponsors, LLC ("Grayscale Investments") is not registered as an investment adviser under the Investment Advisers Act of 1940 and none of the investment products sponsored or managed by Grayscale are registered under the Investment Company Act of 1940.

About Grayscale® Decentralized AI Fund

AI Fund seeks to provide investors with exposure to protocols building Decentralized AI services, protocols building solutions to centralized AI-related problems, and infrastructure and resources critical to AI technology development.

Grayscale intends to attempt to have shares of this new product quoted on a secondary market. However, there is no guarantee this will be successful. Although the shares of certain products have been approved for trading on a secondary market, investors in this product should not assume that the shares will ever obtain such an approval due to a variety of factors, including questions regulators such as the SEC, FINRA or other regulatory bodies may have regarding the product. As a result, shareholders of this product should be prepared to bear the risk of investment in the shares indefinitely.

Decentralized AI is a new technology and ongoing development may magnify initial problems, cause volatility on the networks that use decentralized AI and reduce interest in them, which could have an adverse impact on the value of digital assets that rely on decentralized AI.

Extreme volatility of trading prices that many digital assets have experienced in recent periods and may continue to experience, could have a material adverse effect on the value of the products and the shares could lose all or substantially all of their value.

About Grayscale Investments®

Grayscale enables investors to access the digital economy through a family of future-forward investment products. Founded in 2013, Grayscale has a decade-long track record and deep expertise as an asset management firm focused on crypto investing. Investors, advisors, and allocators turn to Grayscale for single asset, diversified, and thematic exposure. Grayscale products are distributed by Grayscale Securities, LLC (Member FINRA/SIPC).

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